EXHIBIT 10.40

RATABLE NOTE

$35,000,000                                                       March 16, 1998

         Seitel, Inc., a Delaware corporation (the "Borrower"), promises to pay to the order of BANK ONE, TEXAS, N.A. (the "Lender") the lesser of the principal sum of Thirty-five Million and 00/100 Dollars or the aggregate unpaid principal amount of all Ratable Loans made by the Lender to the Borrower pursuant to
Section 2.4 of the Agreement (as hereinafter defined), in immediately available funds at the main office of The First National Bank of Chicago in Chicago, Illinois, as Agent, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The Borrower shall pay the principal of and accrued and unpaid interest on the Ratable Loans in full on the Facility Termination Date.

         The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of each Ratable Loan and the date and amount of each principal payment hereunder, provided that the failure by the Lender to so record or any mistake in so recording shall not affect the obligations of the Borrower hereunder.

         This Ratable Note is one of the Notes issued pursuant to, and is subject to the terms of and entitled to the benefits of, the Revolving Credit Agreement dated as of July 22, 1996 (which, as it may be amended or modified and in effect from time to time, is herein called the "Agreement"), among the Borrower, the lenders party thereto, including the Lender, and The First National Bank of Chicago, as Agent, to which Agreement reference is hereby made for a statement of the terms and conditions governing this Ratable Note, including the terms and conditions under which this Ratable Note may be prepaid or its maturity date accelerated. This Ratable Note is guaranteed pursuant to the Subsidiary Guaranty, all as more specifically described in the Agreement, and reference is made thereto for a statement of the terms and provisions thereof. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.

         THIS RATABLE NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

                              SEITEL, INC.

                              By: /s/Debra D. Valice
                                  ---------------------------------
                              Print Name: Debra D. Valice
                                          -------------------------
                              Title: Sr. Vice President
                                     ------------------------------